UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2004


                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         1-12620                                         51-0312772
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


               300 Nyala Farms Road, Westport, Connecticut 06880
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 341-4000


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

         AGREEMENTS WITH MR. NEIL DEFEO

         The information set forth in Item 5.02(c) (d) relating to certain agreements entered into between Playtex Products, Inc. (the "Company") and Neil
P. DeFeo is incorporated by reference herein.

         AGREEMENTS WITH MR. KRIS J. KELLEY

         The following is a description of the material terms of certain agreements entered into between the Company and Mr. Kris J. Kelley.


         EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Kris J. Kelley pursuant to which Mr. Kelley serves as the Company's Senior Vice President-Finance. The agreement provides that, effective no later than January 15, 2005, the Company's board of directors will elect Mr. Kelley to the position of Chief Financial Officer. If the board fails to do so, Mr. Kelley will have the right to terminate his employment for Good Reason (as defined in the employment agreement) and collect severance, as described below. The term of the employment agreement began October 2, 2004 (the "Effective Date") and continues until the later of (i) December 29, 2007 and (ii) the last day of the Company's fiscal year ending during 2007, after which the term is automatically extended for additional one-year periods unless either party gives the other 60 days' notice of non-renewal.

         ANNUAL BASE SALARY. Mr. Kelley is entitled to an annualized base salary of $310,000 for fiscal years 2004 and 2005. The base salary may be increased for fiscal years following 2005. Base salary may not be decreased at any time.

         ANNUAL CASH BONUS. Mr. Kelley is eligible for an annual cash bonus based on Company performance. For the 2004 fiscal year, the annual bonus, if applicable, will be in an amount determined by the compensation committee of the Company's board of directors, in its discretion.

         For fiscal years following 2004, the bonus will be payable under an executive bonus plan to be adopted by the Company and submitted to Company shareholders for approval. If the executive bonus plan is not adopted by the Company or approved by shareholders, no bonus will be payable to Mr. Kelley, and Mr. Kelley will have the right to terminate his employment for Good Reason and collect severance, as described below. The employment agreement provides that Company performance targets will be set annually by the compensation committee.

         Mr. Kelley's bonus is determined by Company performance against targets ranging from 35% of base salary for reaching a minimum of 90% of the target, increasing to 70% of base salary for reaching 100% of the target, and increasing to a maximum of 300% of base salary for reaching above 100% of the target. However, the portion of the bonus, if any, that is in excess of 140% of base salary will not be deemed earned until the last day of the fiscal year following the fiscal year to which the excess portion relates, and will only be earned and payable if the Company's performance for such subsequent fiscal year is at least 90% of the performance for the fiscal year for which the excess bonus was calculated. If the Company's performance is less than 90% of the target, Mr. Kelley is not eligible for a bonus.

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

         WELFARE, RETIREMENT, FRINGE AND RELOCATION BENEFITS. Mr. Kelley is entitled to pension, welfare, tax-deferred savings, and other retirement benefits on terms no less favorable than those available to other Company senior executives. The Company will also reimburse Mr. Kelley for reasonable and customary relocation and moving expenses incurred in connection with his relocation, if any, to the Westport, Connecticut area and pay Mr. Kelley an amount to cover any income taxes payable with respect to such reimbursement. However, the relocation and moving expenses together with any additional tax payments may not exceed $250,000. He is also entitled to certain fringe benefits described in the employment aggreement.

         EQUITY AWARDS. On the Effective Date, the Company granted Mr. Kelley options to purchase 300,000 shares of Company common stock pursuant to the Company's 2003 Stock Option Plan for Directors and Executive and Key Employees and 100,000 shares of restricted stock, for which Mr. Kelley paid a per share purchase price equal to $0.01, which is the par value of the Company common stock. The restricted stock award will be forfeited if the Company fails to adopt a stock award plan that will govern the award or if such plan fails to be approved by shareholders. If such events occur, Mr. Kelley will have the right to terminate his employment for Good Reason and collect severance, as described below. The terms of the option and restricted stock awards are described more fully below.

         CHANGE IN CONTROL STOCK AWARD. The employment agreement provides that Mr. Kelley is entitled to a one-time award of 100,000 unrestricted shares of Company common stock if, generally, a Change in Control (as defined in the employment agreement) occurs on or prior to the later of December 29, 2007 and the last day of the Company's fiscal year ending during 2007). The award would be granted immediately prior to the Change in Control. Mr. Kelley must be employed on the date of the Change in Control to receive the stock award.

         SEVERANCE PAYMENTS AND BENEFITS. If Mr. Kelley's employment is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Kelley for Good Reason, then Mr. Kelley is entitled to receive: (i) his annual cash bonus, at 100% target, pro-rated through the date of termination (the "Pro-Rata Bonus"), (ii) continued medical and dental coverage for 12 months after termination or, if earlier, until Mr. Kelley is eligible for comparable benefits from any other source; and (iii) an amount, payable over the 12-month period following the termination, equal to (A) 12 months of Mr. Kelley's base salary, plus (B) Mr. Kelley's Average Bonus (as defined below). The payments and benefits described in clauses (ii) and (iii) of the previous sentence are conditioned on Mr. Kelley's continued compliance with the non-disclosure, non-competition, and non-solicitation covenants in the employment agreement. If Mr. Kelley's employment is terminated by the Company without Cause or by Mr. Kelley for Good Reason within one year following a Change in Control, in lieu of receiving the amounts set forth in clause (iii) above, Mr. Kelley is entitled to receive a lump sum payment equal to the sum


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

of (A) 24 months of his base salary and (B) the product of two and the Average Bonus. The Average Bonus means (i) for a termination in fiscal year 2004, zero;
(ii) for a termination in fiscal year 2005, the target bonus for such year;
(iii) for a termination in fiscal year 2006, the bonus actually paid to Mr. Kelley for fiscal year 2005; and (iv) for a termination during a fiscal year subsequent to fiscal year 2005, the average of the bonuses paid to Mr. Kelley in the two fiscal years preceding termination.

         If Mr. Kelley's employment is terminated due to death or disability, he, or his estate, as applicable, is entitled to the Pro Rata Bonus and his base salary through the end of the month in which the termination occurs or, in the event of Mr. Kelley's disability and if later, the date on which payments to him commence under the Company's long-term disability plan.

         All amounts payable to Mr. Kelley in connection with his termination of employment are conditioned on his execution of a release of claims.

         OTHER PAYMENTS. The employment agreement also provides that, subject to the exception described below, Mr. Kelley is entitled to a gross-up payment to make him whole, on an after-tax basis, if any excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended, are imposed on any payment by the Company to or for the benefit of Mr. Kelley. However, if it is determined that Mr. Kelley is entitled to a gross-up payment but that the aggregate value of amounts payable to Mr. Kelley do not exceed 105% of the greatest amount that could be paid to Mr. Kelley so that the receipt of such payments would not give rise to an excise tax under Code Section 4999 (the "Reduced Amount"), then no gross-up payment shall be made to Mr. Kelley, and the payments, in the aggregate, will be reduced to the Reduced Amount.

         RESTRICTIVE COVENANTS. During Mr. Kelley's employment and for 18 months thereafter, Mr. Kelley is restricted from (i) engaging in activities that are competitive with Company business, (ii) soliciting or hiring employees, (iii) soliciting Company customers, suppliers, licensees, or other business relations to cease doing business with the Company, and (iv) interfering in Company relationships with its customers, suppliers, licensees, or other business relations. Mr. Kelley is also bound by standard obligations not to disclose Company confidential information.


         NON QUALIFIED STOCK OPTION AGREEMENT

         On the Effective Date, the Company entered into a non qualified stock option agreement with Mr. Kelley, pursuant to which the Company granted Mr. Kelley, options to purchase 300,000 shares of Company common stock. The options consist of a "Time Option" to purchase 100,000 shares of stock, and a "Performance Option" to purchase 200,000 shares of stock. The options were granted on the Effective Date under the Company's 2003 Stock Option Plan for Directors and Executive and Key Employees. The options were granted at "fair market value."

         Subject to Mr. Kelley's continued employment, the Time Option vests and becomes exercisable over three years in three equal installments on the last day of each of the Company's fiscal years 2005, 2006, and 2007. Subject to Mr. Kelley's continued employment, the Performance Option vests and becomes exercisable with respect to one-third of the shares covered by the Performance Option on the last day of each of the Company's fiscal years 2005, 2006, and 2007, but only if the average daily closing share price of the Company common stock


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

during the last quarter of such fiscal year equals or exceeds the "Share Price Target" for such fiscal year. The Share Price Targets for fiscal years 2005, 2006, and 2007 are $9.50, $12.00, and $14.50, respectively. The Performance Option includes a cumulative catch-up feature, so that, to the extent any shares do not vest with respect to a fiscal year because the Share Price Target for such fiscal year is not met, such shares may vest and become exercisable in a subsequent fiscal year if the Share Price Target for such subsequent fiscal year is met. However, any shares that are not vested and exercisable as of the end of fiscal year 2007 shall be immediately terminated and canceled.

         No portion of the option will vest or become exercisable following termination of Mr. Kelley's employment. In addition, the option becomes immediately vested and exercisable as to 100% of the shares subject to the option immediately prior to a Change in Control (as defined in Mr. Kelley's employment agreement), but only to the extent that the option has not otherwise terminated or vested.


         RESTRICTED STOCK AWARD AGREEMENT

         On the Effective Date, the Company entered into a restricted stock award agreement with Mr. Kelley (the "RSA Agreement"), pursuant to which Mr. Kelley was granted 100,000 restricted shares of Company common stock, for which he paid par value. The restricted stock is subject to transfer and forfeiture restrictions set forth in the RSA Agreement and will be subject to the terms of a new Stock Award Plan to be established by the Company and put to the Company's shareholders for approval, including any transfer and forfeiture restrictions included therein. If the Company fails to adopt the Stock Award Plan or if Company shareholders fail to approve the plan at the next scheduled shareholders' meeting, the restricted stock will be forfeited and the RSA Agreement will be null and void.

         Subject to Mr. Kelley's continued employment, one-third of the shares of restricted stock (the "RS Vesting Portion") vest on the last day of each of the Company's fiscal years 2005, 2006, and 2007, subject to the Company's attainment of 100% of the performance target for such fiscal year (which target shall be identical to the target for such year under the Company's executive bonus plan described above), provided that, if the Company attains or exceeds 90% of the performance target for a fiscal year, but less than 100% of such target, then 50% of the RS Vesting Portion will vest in respect of such fiscal year on the applicable vesting date. To the extent that any shares do not vest on the applicable vesting date, those shares are forfeited.

         No share of restricted stock vests following termination of Mr. Kelley's employment. In addition, upon a Change in Control (as defined in Mr. Kelley's employment agreement), and provided Mr. Kelley remains employed with the Company upon such Change in Control, 100% of the restricted stock award shall, to the extent not then vested and not previously forfeited, immediately become fully vested, and all restrictions on such restricted stock shall lapse.


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

ITEM 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b)

         On June 23, 2004, the Company announced that Michael R. Gallagher, its Chief Executive Officer, intended to retire. Pursuant to the terms of Mr. Gallagher's retirement agreement, which provides that his retirement as Chief Executive Officer and director will be effective as of the date the Board of Directors of the Company appoints a successor Chief Executive Officer and such successor Chief Executive Officer commences employment with the Company, Mr. Gallagher's retirement as Chief Executive Officer and director was effective as of October 2, 2004.

         (c)   (d)

         The Company appointed Neil P. DeFeo, age 58, as its President and Chief Executive Officer and as a director of the Company, effective October 2, 2004. The press release issued by the Company announcing this appointment is attached as Exhibit 99.1 to this report.

         Mr. DeFeo was Chairman and Chief Executive Officer of Remington Products Company from January 1997 until it was acquired in September 2003. During the last year, Mr. DeFeo has been a senior advisor to Vestar Capital Partners, the firm that controlled Remington prior to its sale. He serves on the Board of Directors for American Woodmark Corporation, Cluett American Group (a Vestar company), Driscoll Strawberry Associates, Inc. and Rayovac Corporation.

         The following is a description of the material terms of certain agreements entered into between the Company and Mr. DeFeo.


         EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Neil P. DeFeo pursuant to which Mr. DeFeo serves as the Company's President and Chief Executive Officer and as a member of the Company's board of directors. The term of the employment agreement began October 2, 2004 (the "Effective Date") and continues until the later of (i) December 29, 2007 and (ii) the last day of the Company's fiscal year ending during 2007, after which the term is automatically extended for additional one-year periods unless either party gives the other 180 days' notice of non-renewal.

         ANNUAL BASE SALARY. Mr. DeFeo is entitled to an annualized base salary of $825,000 for fiscal years 2004 and 2005. The base salary may be increased for fiscal years following 2005. Base salary may not be decreased at any time.

         ANNUAL CASH BONUS. Mr. DeFeo is eligible for an annual cash bonus based on Company performance. For the 2004 fiscal year, the annual bonus, if applicable, will be in an amount determined by the compensation committee of the Company's board of directors, in its discretion.

         For fiscal years following 2004, the bonus will be payable under an executive bonus plan to be adopted by the Company and submitted to Company shareholders for approval. If the executive bonus plan is not adopted by the Company or approved by shareholders, no bonus will be payable to Mr. DeFeo, and Mr. DeFeo will have the right to terminate his employment for Good Reason (as defined in the employment agreement) and collect severance, as described below. The employment agreement provides that Company performance targets will be set annually by the compensation committee.

         Mr. DeFeo's bonus is determined by Company performance against targets ranging from 50% of base salary for reaching a minimum of 90% of the target, increasing to 100% of base salary for reaching 100% of the target, and increasing to a maximum of 500% of base salary for reaching above 100% of the target. However, the portion of the bonus, if any, that is in excess of 200% of base salary will not be deemed earned until the last day of the fiscal year following the fiscal year to which the excess portion relates, and will only be earned and payable if the Company's performance for such subsequent fiscal year is at least 90% of the performance for the fiscal year for which the excess bonus was calculated. If the Company's performance is less than 90% of the target, Mr. DeFeo is not eligible for a bonus.

         WELFARE, RETIREMENT AND FRINGE BENEFITS. Mr. DeFeo is entitled to pension, welfare, tax-deferred savings, and other retirement benefits on terms no less favorable than those available to other Company senior executives. He is also entitled to certain fringe benefits described in the employment agreement.

         EQUITY AWARDS AND PAYMENTS IN CONNECTION WITH MR. DEFEO'S COMMENCEMENT OF EMPLOYMENT. On the Effective Date, the Company granted Mr. DeFeo options to purchase 1,531,421 shares of Company common stock pursuant to the Company's 2003 Stock Option Plan for Directors and Executive and Key Employees and 612,568 shares of restricted stock, for which Mr. DeFeo paid a per share purchase price equal to $0.01, which is the par value of the Company common stock. The restricted stock award will be forfeited if the Company fails to adopt a stock award plan that will govern the award or if such plan fails to be approved by shareholders. If such events occur, Mr. DeFeo will have the right to terminate his employment for Good Reason and collect severance, as described below. The terms of the option and restricted stock awards are described more fully below. In addition, Mr. DeFeo is entitled to a one-time payment of $200,000, payable within five days after the Effective Date, to cover expenses associated with the wind-down of Mr. DeFeo's current office in Westport, Connecticut.

         CHANGE IN CONTROL STOCK AWARD. The employment agreement provides that Mr. DeFeo is entitled to a one-time award of unrestricted shares of Company common stock if generally a Change in Control (as defined in the employment agreement) occurs on or prior to the later of December 29, 2007 and the last day of the Company's fiscal year ending during 2007). The award would represent 1% of the outstanding Company common stock on the date of grant and would be granted immediately prior to the Change in Control. Mr. DeFeo must be employed on the date of the Change in Control to receive the stock award.

         SEVERANCE PAYMENTS AND BENEFITS. If Mr. DeFeo's employment is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. DeFeo for Good Reason, then Mr. DeFeo is entitled to receive: (i) his annual cash bonus, at 100% target, pro-rated through the date of termination (the "Pro-Rata Bonus"), (ii) any excess bonus carried over from a previous fiscal year, provided that Company performance for the fiscal year of termination is at least 90% of Company performance for the prior fiscal year (the "Severance Excess Bonus"); (iii) continued medical and dental coverage for 18 months after termination or, if earlier, until Mr. DeFeo is eligible for comparable benefits from any other source; and (iv) an amount, payable over the 18-month period following the termination, equal to (A) 18 months of Mr. DeFeo's base salary, plus (B) the product of 1.5 and Mr. DeFeo's Average Bonus (as defined below). The payments and benefits described in clauses (iii) and (iv) of the previous sentence are conditioned on Mr. DeFeo's continued compliance with the non-disclosure, non-competition, and non-solicitation covenants in the employment agreement. If Mr. DeFeo's employment is terminated by the Company without Cause or by Mr. DeFeo for Good Reason within one year following a Change in Control, in lieu of receiving the amounts set forth in clause (iv) above, Mr. DeFeo is entitled to receive a lump sum payment equal to the sum of (A) 36 months of his base salary and (B) the product of three and the Average Bonus. The Average Bonus means (i) for a termination in fiscal year 2004, zero; (ii) for a termination in fiscal year 2005, the target bonus for such year; (iii) for a termination in fiscal year 2006, the bonus actually paid to Mr. DeFeo for fiscal year 2005; and (iv) for a termination during a fiscal year subsequent to fiscal year 2005, the average of the bonuses paid to Mr. DeFeo in the two fiscal years preceding termination.

         If Mr. DeFeo's employment is terminated due to death or disability, he, or his estate, as applicable, is entitled to the Pro Rata Bonus, the Severance Excess Bonus, and to the base salary through the end of the month in which the termination occurs or, in the event of Mr. DeFeo's disability and if later, the date on which payments to him commence under the Company's long-term disability plan.

         All amounts payable to Mr. DeFeo in connection with his termination of employment are conditioned on the parties' execution of a release of claims.

         OTHER PAYMENTS. The employment agreement also provides that, subject to the exception described below, Mr. DeFeo is entitled to a gross-up payment to make him whole, on an after-tax basis, if any excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended, are imposed on any payment by the Company to or for the benefit of Mr. DeFeo. However, if it is determined that Mr. DeFeo is entitled to a gross-up payment but that the aggregate value of amounts payable to Mr. DeFeo do not exceed 105% of the greatest amount that could be paid to Mr. DeFeo so that the receipt of such payments would not give rise to an excise tax under Code Section 4999 (the "Reduced Amount"), then no gross-up payment shall be made to Mr. DeFeo, and the payments, in the aggregate, will be reduced to the Reduced Amount.


         NON QUALIFIED STOCK OPTION AGREEMENT

         On the Effective Date, the Company entered into a non qualified stock option agreement with Mr. DeFeo, pursuant to which the Company granted Mr. DeFeo, options to purchase 1,531,421 shares of Company common stock. The options consist of a "Time Option" to purchase 612,568 shares of stock, and a "Performance Option" to purchase 918,853 shares of stock. The options were granted on the Effective Date under the Company's 2003 Stock Option Plan for Directors and Executive and Key Employees. The options were granted at "fair market value."

         Subject to Mr. DeFeo's continued employment, the Time Option vests and becomes exercisable over three years in three equal installments on the last day of each of the Company's fiscal years 2005, 2006, and 2007. Subject to Mr. DeFeo's continued employment, the Performance Option vests and becomes exercisable with respect to one-third of the shares covered by the Performance Option on the last day of each of the Company's fiscal years 2005, 2006, and 2007, but only if the average daily closing share price of the Company common stock during the last quarter of such fiscal year equals or exceeds the "Share Price Target" for such fiscal year. The Share Price Targets for fiscal years 2005, 2006, and 2007 are $9.50, $12.00, and $14.50, respectively. The
Performance Option includes a cumulative catch-up feature, so that, to the extent any shares do not vest with respect to a fiscal year because the Share Price Target for such fiscal year is not met, such shares may vest and become exercisable in a subsequent fiscal year if the Share Price Target for such subsequent fiscal year is met. However, any shares that are not vested and exercisable as of the end of fiscal year 2007 shall be immediately terminated and canceled.

         No portion of the option will vest or becomes exercisable following termination of Mr. DeFeo's employment. In addition, the option becomes immediately vested and exercisable as to 100% of the shares subject to the option immediately prior to a Change in Control (as defined in Mr. DeFeo's employment agreement), but only to the extent that the option has not otherwise terminated or vested.


         RESTRICTED STOCK AWARD AGREEMENT

         On the Effective Date, the Company entered into a restricted stock award agreement with Mr. DeFeo (the "RSA Agreement"), pursuant to which Mr. DeFeo was granted 612,568 restricted shares of Company common stock, for which he paid par value. The restricted stock is subject to transfer and forfeiture restrictions set forth in the RSA Agreement and will be subject to the terms of a new Stock Award Plan to be established by the Company and put to the Company's shareholders for approval, including any transfer and forfeiture restrictions included therein. If the Company fails to adopt the Stock Award Plan or if Company shareholders fail to approve the plan at the next scheduled shareholders' meeting, the restricted stock will be forfeited and the RSA Agreement will be null and void.

         Subject to Mr. DeFeo's continued employment, one-third of the shares of restricted stock (the "RS Vesting Portion") vest on the last day of each of the Company's fiscal years 2005, 2006, and 2007, subject to the Company's attainment of 100% of the performance target for such fiscal year (which target shall be identical to the target for such year under the Company's executive bonus plan described above), provided that, if the Company attains or exceeds 90% of the performance target for a fiscal year, but less than 100% of such target, then 50% of the RS


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

Vesting Portion will vest in respect of such fiscal year on the applicable vesting date. To the extent that any shares do not vest on the applicable vesting date, those shares are forfeited.

         No share of restricted stock vests following termination of his employment. In addition, upon a Change in Control (as defined in Mr. DeFeo's employment agreement), and provided Mr. DeFeo remains employed with the Company upon such Change in Control, 100% of the restricted stock award shall, to the extent not then vested and not previously forfeited, immediately become fully vested, and all restrictions on such restricted stock shall lapse.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press release of the Company, dated October 4, 2004.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 7, 2004                 PLAYTEX PRODUCTS, INC.



                                       By: /s/ Glenn A. Forbes
                                           -----------------------------------
                                           Name:  Glenn A. Forbes
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT          DESCRIPTION
-------          -----------

99.1             Press release of Playtex Products, Inc., dated October 4, 2004.



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